UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

URBAN ONE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

1010 Wayne Avenue

14th Floor

Silver Spring, Maryland 20910

(301) 429-3200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, $.001 Par Value	UONE	NASDAQ Capital Market
Class D Common Stock, $.001 Par Value	UONEK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the Urban One, Inc. (the “Company”) 2023 Annual Meeting of Stockholders held on September 14, 2023 (“Annual Stockholders Meeting”):

The election of Terry L. Jones and Brian W. McNeill as Class A directors to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified.

The election of Catherine L. Hughes, Alfred C. Liggins, III, B. Doyle Mitchell and D. Geoffrey Armstrong as Class B directors to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified.

The ratification of Ernst and Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

For more information about the foregoing proposals, see our proxy statement dated August 4, 2023, the relevant portions of which are incorporated herein by reference. To be elected, each Class A director nominee must receive the affirmative vote of a plurality of the votes cast by the holders of the Class A common stock. Each Class B director nominees are elected by the holders of Class A common stock and Class B common stock voting together as a single class but each share of Class A common stock is entitled to one vote and each share of Class B common stock is entitled to ten votes. Members of our board of directors are elected by a plurality of votes cast. This means that the nominees that received the most votes cast were elected to the board, even if they did not receive a majority of votes cast. At the close of business on July 24, 2023, there were 9,853,682 shares outstanding shares of our Class A common stock and 2,861,843 outstanding shares of our Class B common stock. Accordingly, a total of 38,472,112 votes could be cast at the meeting. Class C and Class D common stock were not entitled to vote on any proposal presented at the meeting.

The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results
		Votes	Non-
Class A Director Nominee	Votes For	Withheld	Votes
Terry L. Jones	1,861,160	1,366,998	3,068,362
Brian W. McNeill	1,861,520	1,366,638	3,068,362
Class B Director Nominee
Catherine L. Hughes	30,207,729	1,638,293	3,068,362
Alfred C. Liggins, III	30,361,526	1,484,496	3,068,362
B. Doyle Mitchell, Jr.	31,722,589	123,433	3,068,362
D. Geoffrey Armstrong	31,564,774	281,248	3,068,362

The six nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of Ernst and Young, LLP as Urban One's independent registered public accounting firm

The results of the voting included 34,670,366 votes for, 29,781 votes against and 214,237 votes abstained. The appointment was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN ONE, INC.

September 20, 2023	/s/ Peter D. Thompson
Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer